                                                                    Exhibit 10.6

Confidential Treatment is requested

Confidential Portions indicated by "[***]" have been omitted and filed separately with the Securities and Exchange Commission

[AVNET LOGO]  AVNET ASIC ISRAEL LTD
              Avnet Bldg, Dror South, P.O. Box 121, Tel Mond 40600, Israel
              TEL: 972-9-796-6966     INTERFAX: 972-3-760-1116

DATE:     April 29, 2003                      PAGES: 4
--------------------------------------------------------------------------------
TO:       ROY NEUMAN - LIPMAN                 PHONE: +972-3-902 9730
          BORIS GUTIN - WIZCOM                       +972-2-532 8222 ext. 210
--------------------------------------------------------------------------------
FROM:     Nadav Benezer                       PHONE: 09-7780626
          Avnet ASIC Israel (AAI)             FAX:   03-7601116
                                              EMAIL: nadav.benezer@avnet.com
--------------------------------------------------------------------------------
CC:       Vassil Karanov                      PHONE: 33-1-6919-7112
          Oren Bar-on                         FAX:   33-1-6919-7101
          Philips Semiconductors              EMAIL: vassil.karanov@philips.com
--------------------------------------------------------------------------------
SUBJECT:  FRAME AGREEMENT FOR CONTINUED MANUFACTURING OF QPEN - VY27329-2

================================================================================

Dear Sirs,

On behalf of Philips Semiconductors, and Avnet ASIC Israel (AAI) we are pleased to present this 4-way Frame Agreement for continued manufacturing of QPEN
VY27329-2 under end-of-life (EOL) and Philips SA FAB Closure last-time-buy (LTB)
procedure announcements.

ASIC DETAILS:
Design Name         : Qpen
Part number         : VY27329-2
12 nc               : 935264718557
Technology used     : Philips 0.25 TLM
FSB / Analog / FB   : vvf7102_d(ARM7), vsc9wp101d_v0rld3 (PLL)
Die size            : 177.3 x 177.1 mils
Production Package  : LQFP 128
Package code        : SOT420

UNIT PRICE (STEP PRICING)
0-400K units        $[***] / unit
400K - 800K units   $[***] / unit
(greater than)
  800K units        $[***] / unit

FORECAST  (TOTAL = LIPMAN + WIZCOM) PROVIDED BY LIPMAN AND WIZCOM
2003 delivery       [***]k units = [***]k + [***]k
2004/2005 delivery  [***]k units = [***]k + [***]k
2005/2006 delivery  [***]k units = [***]k + [***]k

All items in this proposal are strictly confidential and                Page: 1
must not be disclosed wholly or in part to any third party
without express prior written consent of Philips Semi and
Avnet ASIC Israel.

[AVNET LOGO]  AVNET ASIC ISRAEL LTD
              Avnet Bldg, Dror South, P.O. Box 121, Tel Mond 40600, Israel
              TEL: 972-9-796-6966     INTERFAX: 972-3-760-1116

FRAME AGREEMENT DETAILS

1. LIPMAN/WIZCOM'S ENGAGEMENTS:

    1.1 Stick to the original contractual unit step pricing agreement, as above, and to the current terms of payment (net 30 days)

    1.2 Place orders to cover 2003 and Q1-2004 product needs
    - the orders should be placed under the terms of SA Fab Closure
      Notification: placed before May 1st 2003, non-cancelable
    - min quantity/latest delivery:
          Units for delivery in 2003 (on top of current Lipman's 50K units order backlog):
          Lipman - [***]k units
          Wizcom - [***]k units
          Units for delivery in 2004 up to end Q2-2004:
          Lipman - [***]k units
          Wizcom - [***]k units
    - delivery schedules to be determined by Lipman/Wizcom at order entry for
      2003 deliveries and by Sept 30 2003 for the 2004 deliveries.

    1.3 Place non-cancelable order to cover Q2-Q4 2004 product needs
    - required min quantity/delivery [***]k units for Q2 to Q4 2004 delivery
      Lipman - [***]k units
      Wizcom - [***]k units
    - order should be placed before May 30, 2003 - final delivery schedules to be confirmed by Sept 30, 2003.
    - no bank guarantee will be required.

    1.4 Agree on participating to the funding of device transfer to alternative fab
    - fab to be defined, exact cost of transfer to be estimated
    - Lipman's participation will be limited to the actual mask cost charges for the alternative fab, up to a maximum of [***]k$ (UMC 0.25um TLM mask set
      = [***]k$). (see also paragraphs 2.3 and 2.4 below).
      Mask costs billing schedule:
                 o 70% on Tape-Out
                 o 30% Prototype Approval

    1.5 Starting from Q2-2003, provide regular, rolling 24 month forecast of
    Lipman's and Wizcom's cumulated demand for the VY27329-2 device.

All items in this proposal are strictly confidential and                Page: 2
must not be disclosed wholly or in part to any third party
without express prior written consent of Philips Semi and
Avnet ASIC Israel.

[AVNET LOGO]  AVNET ASIC ISRAEL LTD
              Avnet Bldg, Dror South, P.O. Box 121, Tel Mond 40600, Israel
              TEL: 972-9-796-6966     INTERFAX: 972-3-760-1116

2. PHILIPS/AAI'S ENGAGEMENTS:

     2.1 Continue to stick to the above contractual unit step pricing agreement and to the current payment terms (Net 30 days)

     2.2 - Maintain VY27329-2 device transferable to alternative fab
         - safeguard GDS2 files, mask sets, test h/w and s/w, and all other relevant files and material beyond the SA Fab Closure of Sept 30,
           2003.
     2.3 Provided Lipman executes the above engagements:
     - proceed during Q1-2004 to device manufacturing transfer to alternative
       Fab site (in-house Philips or external fab UMC).
     - inform and agree with Lipman on final transfer participation cost
       (limited to actual mask set cost, up to [***]k$ max)
     - alternative manufacturing site and release for mass production shall be completed by end Feb 2004.
     - 50 prototypes will be delivered no later than end of Feb 2004 (could be earlier depending on 2004 production forecast provided by Lipman/Wizcom by Sept 30, 2003 for the [***]k units per paragraph 1.3).
     - Philips/AAI commit that the new device is fully compatible with the existing device in terms of package, functionality and performance.
       Lipman/Wizcom have to evaluate the new device in their application and approve the new prototypes for production.

     2.4 Reimburse Lipman's participation to the fab transfer costs.
     - reimbursement will be started only after the full shipment in 2004 of the
       [***]k ordered per 1.2 & 1.3 above.
     - reimbursement will be done by discontinuing [***]$ per unit on ordered/
       shipped units until reaching the actual participation of Lipman to the transfer (i.e. [***]k$ max)
     - maximum quantity to discount over [***]k units delivered to Lipman.
     - this one-time operation shall not modify the agreed pricing scheme as given above.

     2.5 Rescheduling and Cancellation policy currently in force shall continue to apply to any additional and new orders (except for orders per paragraphs 1.2 and 1.3 above.)

3.  The undertakings of Lipman and those of Wizcom pursuant to this agreement are independent and separate and it is hereby provided that Philips/AAI will be obliged to perform all of its undertakings in accordance to this agreement as long as Lipman performs all of its undertakings to the latter.
    Without derogating from the aforesaid, it is clarified that both Lipman and
    Wizcom are permitted, but not obligated to, fulfill each other's undertakings, in the event that the other (Lipman or Wizcom respectively)
    does not fulfill its undertakings according to this Agreement.

All items in this proposal are strictly confidential and                Page: 3
must not be disclosed wholly or in part to any third party
without express prior written consent of Philips Semi and
Avnet ASIC Israel.

[AVNET LOGO]  AVNET ASIC ISRAEL LTD
              Avnet Bldg, Dror South, P.O. Box 121, Tel Mond 40600, Israel
              TEL: 972-9-796-6966     INTERFAX: 972-3-760-1116

4.  Subject to the terms of this agreement, the minimum obligation by
    Philips/AAI is to supply at least all orders and quantities specified in this agreement, including the [***]k units required to reimburse the mask cost. Should Philips/AAI fail to complete orders received from Lipman for the [***]k units, as stated in paragraph 2.4, Philips/AAI will reimburse
    Lipman the mask costs or the relative part of it which was not reimbursed.
    Of course this section refers only to the minimum obligation, and both sides recognize that the intention of this agreement is to provide continuous supply by Philips/AAI of VY27329-2 for several more years, as long as the products are alive and the business scenario justifies it (quantities needed and ordered are significant and Philips is able to continue manufacturing of the device).

5.  ORDER ENTRIES
    Order entry is as follows:
    - The Supplier is:         Avnet ASIC Israel. LTD (AAI)
                               Avnet Building, Dror South
                               P.O.B. 121, Tel-Mond 40600, Israel
                               Tel: 972-9-7966966
                               Fax: 972-3-7601116

6.  SIGNATURES

LIPMAN                                   WIZCOM

Name:      Roy Neuman                    Name:      Amit Ben-Zvi
      -------------------------------          ---------------------------------

Title:     Exec. VP Operations           Title:     CEO
       ------------------------------           --------------------------------

Signature: /s/ Roy Neuman                Signature: /s/ Amit Ben-Zvi
          ---------------------------              -----------------------------

Date:      15-5-03                       Date:      May 25, 2003
      -------------------------------          ---------------------------------

AVNET ASIC ISRAEL LTD. (AAI)             PHILIPS SEMICONDUCTORS
                                         A DIVISION OF PHILIPS FRANCE

Name:      Nadav Benezer                 Name:      Vassil Karanov
      -------------------------------          ---------------------------------

Title:     Managing Director             Title:     Sales Account Manager
       ------------------------------           --------------------------------

Signature: /s/ Nadav Benezer             Signature: /s/ Vassil Karanov
          ---------------------------              -----------------------------

Date:      May 1, 2003                   Date:      03 June 2003
      -------------------------------          ---------------------------------

All items in this proposal are strictly confidential and                Page: 4
must not be disclosed wholly or in part to any third party
without express prior written consent of Philips Semi and
Avnet ASIC Israel.